                                                                      EXHIBIT 24

                                 POWER OF ATTORNEY


     The undersigned officer and/or director of Bigmar, Inc. (the "Company"), does hereby constitute and appoint William R. Ash and Michael K. Medors, or either of them, my true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 in connection with the issuance to Banca del Gottardo of 150,000 shares of Common Stock of the Company at $2.00 per share pursuant to the Letter Agreement between the Company and Banca del Gottardo dated August 19, 1998, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement, and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.


                                        /s/ JOHN G. TRAMONTANA
                                       ----------------------------------------
                                        John G. Tramontana
                                        Chairman of the Board of Directors
                                        and Chief Executive Officer

                                                                      EXHIBIT 24

                                 POWER OF ATTORNEY


     The undersigned officer and/or director of Bigmar, Inc. (the "Company"), does hereby constitute and appoint William R. Ash and Michael K. Medors, or either of them, my true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 in connection with the issuance to Banca del Gottardo of 150,000 shares of Common Stock of the Company at $2.00 per share pursuant to the Letter Agreement between the Company and Banca del Gottardo dated August 19, 1998, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement, and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.


                                        /s/ FABIO GIOVANNINI
                                       ----------------------------------------
                                        Fabio Giovannini
                                        Director

                                                                      EXHIBIT 24

                                 POWER OF ATTORNEY


     The undersigned officer and/or director of Bigmar, Inc. (the "Company"), does hereby constitute and appoint William R. Ash and Michael K. Medors, or either of them, my true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 in connection with the issuance to Banca del Gottardo of 150,000 shares of Common Stock of the Company at $2.00 per share pursuant to the Letter Agreement between the Company and Banca del Gottardo dated August 19, 1998, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement, and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.


                                        /s/ JOHN R. MORRIS
                                       ----------------------------------------
                                        John R. Morris
                                        Director